UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(A) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

NIGHTHAWK RADIOLOGY HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by NightHawk Radiology Holdings, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: NightHawk Radiology Holdings, Inc.

Commission File No.: 000-51786

The following letter was sent to all NightHawk Radiology employees on September 27, 2010:

Dear NightHawk Employees,

This morning we announced that NightHawk entered into an agreement to join forces with Virtual Radiologic (vRad).

This is a tremendous opportunity for NightHawk and an exciting opportunity to participate in fundamentally improving the delivery of radiologic care across the United States by expanding access, improving quality and reducing costs. This is also significant news for the radiology market, our customers and constituents. Once the transaction is completed, our affiliated medical practice will be comprised of 325 radiologists, 75% of whom will be fellowship-trained subspecialists, ultimately helping to provide the highest quality patient care to our clients and the patients they serve.

While we announced the transaction today, it’s not likely to close until the first quarter of 2011. During that time, the leadership from both NightHawk and vRad will jointly develop integration plans. As that work progresses, we ask you to focus on business as usual. You and all of the members of the NightHawk team play a pivotal role in the delivery of patient care. Physicians, their hospital clients and the many patients we serve are counting on us to deliver the same exceptional service and quality of care that we always have.

Please refer to the attached press release and FAQ for further specifics; then join us in the meeting or call that works for your schedule and location.

Please refer to the attached press release and FAQ for further specifics. Also, please refer to the meeting times and instructions attached to this letter and join us in the meeting or call that works best for your schedule and location.

I’d also like to take this opportunity to share with you a message from Rob Kill, CEO of vRad, which is attached to this letter.

I realize there will be a lot of questions and we have tried to answer many of them in the FAQ’s included with this letter. In addition, we will provide regular updates as we progress towards consummating the merger.

This would not have been possible without all of your hard work and commitment to our clients. Thank you for your efforts and for continuing to perform as you always have as we bring together these two great practices.

Sincerely,

David Engert, CEO

Additional Information and Where to Find It

In connection with proposed transaction, NightHawk will file with the Securities and Exchange Commission (SEC) a preliminary proxy statement and mail a definitive proxy statement and other relevant documents regarding the proposed transaction to NightHawk’s stockholders. NIGHTHAWK’S STOCKHOLDERS ARE URGED TO READ, WHEN AVAILABLE, NIGHTHAWK’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH NIGHTHAWK’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE

THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NIGHTHAWK AND THE PROPOSED TRANSACTION. NightHawk’s stockholders may obtain a free copy of these documents, as well as other filings containing information about NightHawk, at the SEC’s website www.sec.gov. NightHawk’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and any other relevant documents (when available) by directing a request to: 4900 N. Scottsdale Road, 6th Floor, Scottsdale, Arizona 85251, Attention: Investor Relations, or by telephone at (866) 400-4295 or through NightHawk’s website at www.nighthawkrad.net.

NightHawk and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NightHawk’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of NightHawk and their respective interests in NightHawk by security holdings or otherwise is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2010. Investors may obtain additional information regarding the interests of the participants by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available.

Forward Looking Statements

This letter contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including general economic conditions, competitive conditions in the radiology industry, and regulatory risks.

Such risks also include failure to satisfy the conditions of the proposed transaction, including failure to obtain the required approvals of NightHawk’s stockholders; the costs and expenses associated with the proposed transaction; contractual restrictions on the conduct of NightHawk’s business included in the merger agreement; the potential loss of key personnel, disruption of NightHawk’s business or any impact on NightHawk’s relationships with third parties as a result of the proposed transaction; any delay in consummating the proposed transaction or the failure to consummate the transaction; and the outcome of, or expenses associated with, any litigation which may arise in connection with the proposed transaction.

Other factors that could cause NightHawk’s operating and financial results to differ are described in the company’s periodic reports filed with the SEC. Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law.

Filed by NightHawk Radiology Holdings, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: NightHawk Radiology Holdings, Inc.

Commission File No.: 000-51786

The following communication was sent to all NightHawk Radiology employees on September 27, 2010:

NightHawk Employees—Frequently Asked Questions

•	Who is vRad?

•

Virtual Radiologic (vRad) is a national radiology practice and leader in the development of technology for radiology, working in partnership with local radiologists and hospitals to optimize radiology’s pivotal role in the delivery of patient care. vRad’s nearly 200 radiologists serve more than 1,200 facilities, reading three million studies annually. Delivering access to extensive subspecialty coverage, vRad contributes to improved quality of patient care. And with its next-generation technology, vRad enhances productivity, helping to lower the overall cost of care while expediting time to diagnosis and treatment. For more information visit www.vrad.com.

•

vRad is a private company wholly owned by Providence Equity Partners. Providence has an excellent track record of supporting the growth of information services companies in and outside of the healthcare industry.

•	What was announced?

•	Virtual Radiologic (vRad) and NightHawk are joining forces to form the premier radiology services provider in the industry.

•

The combination of vRad and NightHawk will result in enhanced services to our combined clients, including expanded access to subspecialist expertise, improved efficiencies in the delivery of patient care, and, ultimately lower overall costs to patients and the system.

•	What is the rationale for this combination?

•

Both vRad and NightHawk were founded on the vision that teleradiologists would support on-site radiologists during off hours. We believe that we have grown past this definition, and today teleradiology is a service used by local radiologists and hospitals to expand access, improve quality and reduce costs.

•

The combination of our two companies will enable us to enhance the quality of patient care by providing expanded access to much-needed specialists, enhancing efficiency, all while helping to reduce costs by using the best technologies available to deliver expedited time to diagnosis and treatment.

•	Why now?

•

Local radiology practices and hospitals are under pressure to deliver the highest quality care in the most efficient manner possible. Service and quality expectations are ratcheting up at a rapid rate, and the market is seeking new and innovative care delivery models to meet these increasing demands. The merger of vRad and NightHawk will allow us to better provide a unique and valuable solution to the marketplace.

•	This combination will enable us to meet those needs to expand access across much needed subspecialty expertise, which in turn aids in improving the quality of patient care.

•	What will the combined company bring to the imaging market?

•	We will have 325 radiologists serving nearly 2,700 healthcare facilities across the United States.

•	The combined company will read more than 6 million studies annually.

•

75 percent of our radiologists are fellowship trained subspecialists. Both vRad and NightHawk have market-leading Quality Assurance programs that help ensure accuracy and provide a platform for clinical benchmarking

•	Why is this good for vRad and NightHawk’s clients?

•

This combination will unite two of the nation’s leading radiology practices, creating an organization that will provide extensive access to subspecialists. As a result, the combined company will be positioned to provide its clients with the highest level of service and quality care possible, and to provide expedited time to diagnosis and treatment.

•	When will the transaction be finalized?

•	The transaction is expected to be completed in the first quarter of 2011, subject to customary closing conditions and regulatory and shareholder approval.

•

In the meantime we will begin planning for integration. However, the acquisition requires regulatory and shareholder approval, and, until such approval is granted, both organizations will operate separately and be prepared to stay independent, should the requisite approvals not be granted.

•	Where do I go for more information?

•	We will provide regular updates as we progress towards consummating the merger.

•	Speak to your supervisor or you can find more information at www.vrad.com or www.nighthawkrad.net. We will update the sites with new information as often as possible.

•	What does this mean to my job?

•	From now until closing, it is business as usual. Employees of both NightHawk and vRad should maintain their consistently high commitment to service and quality.

•

Closing can be expected between four and six months from the announcement. During that time, we will jointly develop integration plans, and employees from both NightHawk and vRad will be actively involved in this process.

•

While the details remain to be worked out, we can assure you that we will make our go-forward decisions based on treating individuals with dignity and respect, having open and honest communication, and doing what’s right.

•

We anticipate that closing could take between four and six months. Your positions will remain as they are during this timeframe. We understand the anxiety that accompanies an announcement like this, but we urge all employees to stay focused on the important role you play in patient care. As with any significant business transition, the integration of our two companies will take time… most likely up to 12 months post-closing. We acknowledge that during that integration period, certain positions may be impacted. To support our team during this period, we have put into place a new policy that will ensure in the case of an involuntary termination or requirement to relocate, management and staff will be eligible for a severance payment of three months of base salary, or the statutory severance whichever is higher. This policy will remain in place for one year post-closing. We are very pleased to be able to offer this significant enhancement to our normal severance policy.

•	What happens to my benefits?

•	All NightHawk employees will remain on their current benefit plans until closing. At the time of close, employees in the United States will most likely move onto vRad’s benefit plans.

•	International employees will remain on their current plans.

•	Over the next few months, we will share the specific benefit plans with you. vRad will complete benefit enrollment sessions prior to the close date.

•	What happens to my stock/stock options?

•

Under the terms of the transaction, the vesting of all options and stock awards outstanding at the time of closing will accelerate, and you will receive the announced per share transaction amount, less any applicable exercise price and taxes.

•	What will the new organization look like?

•

Upon closing, vRad and NightHawk will start operating as one organization working toward a common vision of service excellence and high quality care. The organization will be led by vRad President and CEO Rob Kill. Dave Engert will remain as a Board Advisor following the close of the transaction. The remainder of the leadership team will be drawn from the management team of both companies.

•	Corporate headquarters will be vRad’s current location in Eden Prairie, MN. Specific positions and locations will be evaluated as part of integration planning.

•	Will employment with vRad require relocation to MN?

•

All of the Nighthawk employees are highly valued. As part of the integration planning effort, we will be evaluating locations and positions in the coming months and will share information and decisions on a timely basis.

•	How will this impact my compensation or bonus?

•	There will be no change in your salary or company incentive plan compensation through closing.

•	Will sales personnel continue to sell for NightHawk?

•

All NightHawk employees will continue in the current job functions until closing. Sales personnel will sell for NightHawk as they do today. Although we will be planning for integration, the businesses will remain separate, and all other operations will continue with business as usual. After closing, the sales organization will be combined into one sales group.

•	What should I tell NightHawk clients?

•	A letter and FAQs have gone out to our clients. If you receive additional questions, please direct them to management.

•	How is the technology going to be integrated?

•	The specific plans for integration will be developed jointly by vRad and NightHawk employees, but the integration process won’t start until after closing.

•	A team of NightHawk and vRad employees will jointly develop and implement the integration plan.

Additional Information and Where to Find It

In connection with proposed transaction, NightHawk will file with the Securities and Exchange Commission (SEC) a preliminary proxy statement and mail a definitive proxy statement and other relevant documents regarding the proposed transaction to NightHawk’s stockholders. NIGHTHAWK’S STOCKHOLDERS ARE URGED TO READ, WHEN AVAILABLE, NIGHTHAWK’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH NIGHTHAWK’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NIGHTHAWK AND THE PROPOSED TRANSACTION. NightHawk’s stockholders may obtain a free copy of these documents, as well as other filings containing information about NightHawk, at the SEC’s website www.sec.gov. NightHawk’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and any other relevant documents (when available) by directing a request to: 4900 N. Scottsdale Road, 6th Floor, Scottsdale, Arizona 85251, Attention: Investor Relations, or by telephone at (866) 400-4295 or through NightHawk’s website at www.nighthawkrad.net.

NightHawk and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NightHawk’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of NightHawk and their respective interests in NightHawk by security holdings or otherwise is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2010. Investors may obtain additional information regarding the interests of the participants by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available.

Forward Looking Statements

These FAQs contain statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including general economic conditions, competitive conditions in the radiology industry, and regulatory risks.

Such risks also include failure to satisfy the conditions of the proposed transaction, including failure to obtain the required approvals of NightHawk’s stockholders; the costs and expenses associated with the proposed transaction; contractual restrictions on the conduct of NightHawk’s business included in the merger agreement; the potential loss of key personnel, disruption of NightHawk’s business or any impact on NightHawk’s relationships with third parties as a result of the proposed transaction; any delay in consummating the proposed transaction or the failure to consummate the transaction; and the outcome of, or expenses associated with, any litigation which may arise in connection with the proposed transaction.

Other factors that could cause NightHawk’s operating and financial results to differ are described in the company’s periodic reports filed with the SEC. Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law.

Filed by NightHawk Radiology Holdings, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: NightHawk Radiology Holdings, Inc.

Commission File No.: 000-51786

The following letter was sent to all NightHawk Radiology radiologists on September 27, 2010:

Dear NightHawk Radiologist,

This morning, we announced that NightHawk entered into an agreement to join forces with Virtual Radiologic (vRad).

This is a tremendous opportunity for NightHawk and an exciting opportunity to participate in fundamentally improving the delivery of radiologic care across the United States by expanding access, improving quality and reducing costs. This is also significant news for the radiology market, our customers and constituents. Once the transaction is completed, our affiliated medical practice will be comprised of 325 radiologists, 75% of whom will be fellowship-trained subspecialists, ultimately helping to provide the highest quality patient care to our clients and the patients they serve.

While we announced the transaction today, it’s not likely to close until the first quarter of 2011. During that time the leadership from both NightHawk and vRad will jointly develop integration plans. Between now and then, nothing will change.

Ultimately the goal is a fully integrated radiology group with a shared vision. vRad firmly believes that the value of this combination to our clients lies in combining the strength and breadth of our practices as they exist today and not in reducing the number of radiologists. The vRad leadership and their radiologists are eager to get to know each and every one of you.

Please refer to the attached press release and FAQ for further specifics. Also, please refer to the meeting times and instructions attached to this letter and join us in the meeting or call that works best for your schedule and location.

I realize there will be a lot of questions and we have tried to answer many of them in the FAQ’s included with this letter. In addition, we will provide regular updates as we progress towards consummating the merger.

This would not have been possible without all of your hard work and commitment to our clients. Thank you for your efforts and for continuing to perform as you always have as we bring together these two great practices.

Sincerely,

David Engert, CEO

Additional Information and Where to Find It

In connection with proposed transaction, NightHawk will file with the Securities and Exchange Commission (SEC) a preliminary proxy statement and mail a definitive proxy statement and other relevant documents regarding the proposed transaction to NightHawk’s stockholders. NIGHTHAWK’S STOCKHOLDERS ARE URGED TO READ, WHEN

AVAILABLE, NIGHTHAWK’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH NIGHTHAWK’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NIGHTHAWK AND THE PROPOSED TRANSACTION. NightHawk’s stockholders may obtain a free copy of these documents, as well as other filings containing information about NightHawk, at the SEC’s website www.sec.gov. NightHawk’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and any other relevant documents (when available) by directing a request to: 4900 N. Scottsdale Road, 6th Floor, Scottsdale, Arizona 85251, Attention: Investor Relations, or by telephone at (866) 400-4295 or through NightHawk’s website at www.nighthawkrad.net.

NightHawk and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NightHawk’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of NightHawk and their respective interests in NightHawk by security holdings or otherwise is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2010. Investors may obtain additional information regarding the interests of the participants by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available.

Forward Looking Statements

This letter contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including general economic conditions, competitive conditions in the radiology industry, and regulatory risks.

Such risks also include failure to satisfy the conditions of the proposed transaction, including failure to obtain the required approvals of NightHawk’s stockholders; the costs and expenses associated with the proposed transaction; contractual restrictions on the conduct of NightHawk’s business included in the merger agreement; the potential loss of key personnel, disruption of NightHawk’s business or any impact on NightHawk’s relationships with third parties as a result of the proposed transaction; any delay in consummating the proposed transaction or the failure to consummate the transaction; and the outcome of, or expenses associated with, any litigation which may arise in connection with the proposed transaction.

Other factors that could cause NightHawk’s operating and financial results to differ are described in the company’s periodic reports filed with the SEC. Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law.

Filed by NightHawk Radiology Holdings, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: NightHawk Radiology Holdings, Inc.

Commission File No.: 000-51786

The following communication was sent to all NightHawk Radiology radiologists on September 27, 2010:

NightHawk Radiologists—Frequently Asked Questions

•	Who is vRad?

•

Virtual Radiologic (vRad) is a national radiology practice and leader in the development of technology for radiology, working in partnership with local radiologists and hospitals to optimize radiology’s pivotal role in the delivery of patient care. vRad’s nearly 200 radiologists serve more than 1,200 facilities, reading three million studies annually. Delivering access to extensive subspecialty coverage, vRad contributes to improved quality of patient care. And with its next-generation technology, vRad enhances productivity, helping to lower the overall cost of care while expediting time for diagnosis and treatment. For more information visit www.vrad.com.

•

vRad is a private company wholly owned by Providence Equity Partners. Providence has an excellent track record of supporting the growth of information services companies in and outside of the healthcare industry.

•	What was announced?

•	vRad and NightHawk are joining forces to form the premier radiology services provider in the industry.

•

The combination of vRad and NightHawk will result in enhanced services to our combined clients, including expanded access to subspecialist expertise, improved efficiencies in the delivery of patient care, and, ultimately lower overall costs to patients and the system.

•	What is the rationale for this combination?

•

Both vRad and NightHawk were founded on the vision that teleradiologists would support on-site radiologists during off hours. We believe that we have grown past this definition, and today teleradiology is a service used by local radiologists and hospitals to expand access, improve quality and reduce costs.

•

The combination of our two companies will enable us to enhance the quality of patient care by providing expanded access to much-needed specialists, enhancing efficiency, all while helping to reduce costs by using the best technologies available to deliver expedited time to diagnosis and treatment.

•	Why now?

•

Local radiology practices and hospitals are under increased pressure to deliver the highest quality care in the most efficient manner possible. Service and quality expectations are ratcheting up at a rapid rate and the market is seeking new and innovative care delivery models to meet these increasing demands. The merger of vRad and NightHawk is a significant step in that direction.

•	This combination will enable us to meet those needs to expand access across much needed subspecialty expertise which, in turn, aids in improving the quality of patient care.

•	What will the combined company bring to the imaging market?

•	We will have 325 radiologists serving nearly 2,700 healthcare facilities across the United States.

•	The combined company will read more than 6 million studies annually.

•

75 percent of our radiologists are fellowship trained subspecialists. Both vRad and NightHawk have market-leading Quality Assurance programs that help ensure accuracy and provide a platform for clinical benchmarking.

•	Why is this good for vRad’s and NightHawk’s clients?

•

This combination will unite two of the nation’s leading radiology practices, creating an organization that will provide extensive access to subspecialists and efficient, high-quality patient care. We believe that the combination of vRad and NightHawk will provide our customers with the best, most comprehensive suite of services and technology to enable you to best serve the needs of our customers and patients

•	As a result, the combined company will be positioned to provide its clients with the highest level of service and quality care possible, and to provide expedited time to diagnosis and treatment.

•	The value of this to our clients lies in combining the strength and breadth of our practices as they exist today and not in reducing our radiologists.

•	When will the transaction be finalized?

•	The transaction is expected to be completed in the first quarter of 2011, subject to customary closing conditions and regulatory and shareholder approval.

•	Although we will be planning for integration, the businesses will remain separate, and will be operating each business independently and as usual.

•	Where do I go for more information?

•	You can find more information at www.vrad.com or www.nighthawkrad.net. We will update the sites with new information as often as possible.

•	Where will the headquarters be located?

•	Corporate headquarters will be vRad’s current location in Eden Prairie, MN. Specific positions and locations will be evaluated as part of integration planning.

•	Who will be running the business side of the new company? Who will be the physician leaders?

•

Rob Kill, vRad’s current CEO, will function as CEO, and the remainder of the leadership team will be drawn from the management team of both companies. Dave Engert will remain as a Board Advisor following the close of the transaction.

•	Our goal is a cohesive physician organization with a common vision. The current physician leadership teams will work together to combine our practices.

•	Over the course of the next few months, we will be looking across all areas of both organizations to determine the best processes and applications to adopt for the combined company.

•	Will vRad radiologists read for NightHawk clients, and vice versa?

•	Yes, as we bring our organizations together, we will cross-credential for scheduling and subspecialist needs.

•	Will we be following our QA process or vRad’s?

•	During the period between announcement and closing, both organizations will continue using their current QA processes.

•	As part of our integration we will be taking the best of each organization’s QA process and our physician teams will come up with the best plan.

•

Is the goal to eventually remove all separation and distinctions between vRad and NightHawk on both the business and medical sides, or will they continue to function as two relatively separate companies?

•	It will take time, but the goal is to become one combined practice.

•	Will I be expected to read finals after closing?

•	As we all know, the industry is moving toward final reads; it continues to be a very important client need.

•	All U.S. based vRad radiologists read finals, and the team will work individually with each radiologist on this going forward.

•	Are we keeping all radiologists from both practices?

•	Our intention is to integrate both practices with a goal of retaining all of the radiologists.

•	What happens to my schedule?

•	We understand and appreciate that the work schedule is an important element of job satisfaction and we will do everything possible to accommodate your scheduling preferences.

•	What happens with my compensation/contract?

•	The combination of vRad and NightHawk includes all contracts based on current terms at time of closing, so your contract and compensation remains as is.

•	We will work with you and the physician leadership team to ensure that we maintain rewarding contracts for the combined practice that offer financial stability and security.

•	What will happen to the NightHawk employees?

•	From now until closing, it is business as usual. NightHawk employees will maintain their consistently high commitment to service and quality.

•	Closing can be expected to take between four and six months. During that time, leadership from both NightHawk and vRad will jointly develop integration plans.

•

While the details remain to be worked out, we can assure you that we will make our go-forward decisions based on treating individuals with dignity and respect, having open and honest communication, and doing what’s right.

•	What happens to my stock/stock options?

•

Under the terms of the transaction, the vesting of all options and stock awards outstanding at the time of closing will accelerate, and you will receive the announced per share transaction amount, less any applicable exercise price.

•	What will the name be?

•

This will be determined during the integration planning. Until this transaction is formally completed, both companies will continue to operate separately as they do today, using their current names and brands.

•	During the post-closing integration process, we will assess and determine the best go-forward approach leveraging the strengths of our respective brands.

Additional Information and Where to Find It

In connection with proposed transaction, NightHawk will file with the Securities and Exchange Commission (SEC) a preliminary proxy statement and mail a definitive proxy statement and other relevant documents regarding the proposed transaction to NightHawk’s stockholders. NIGHTHAWK’S STOCKHOLDERS ARE URGED TO READ, WHEN AVAILABLE, NIGHTHAWK’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH NIGHTHAWK’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NIGHTHAWK AND THE PROPOSED TRANSACTION. NightHawk’s stockholders may obtain a free copy of these documents, as well as other filings containing information about NightHawk, at the SEC’s website www.sec.gov. NightHawk’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and any other relevant documents (when available) by directing a request to: 4900 N. Scottsdale Road, 6th Floor, Scottsdale, Arizona 85251, Attention: Investor Relations, or by telephone at (866) 400-4295 or through NightHawk’s website at www.nighthawkrad.net.

NightHawk and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NightHawk’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of NightHawk and their respective interests in NightHawk by security holdings or otherwise is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2010. Investors may obtain additional information regarding the interests of the participants by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available.

Forward Looking Statements

These FAQs contain statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including general economic conditions, competitive conditions in the radiology industry, and regulatory risks.

Such risks also include failure to satisfy the conditions of the proposed transaction, including failure to obtain the required approvals of NightHawk’s stockholders; the costs and expenses associated with the proposed transaction; contractual restrictions on the conduct of NightHawk’s business included in the merger agreement; the potential loss of key personnel, disruption of NightHawk’s business or any impact on NightHawk’s relationships with third parties as a result of the proposed transaction; any delay in consummating the proposed transaction or the failure to consummate the transaction; and the outcome of, or expenses associated with, any litigation which may arise in connection with the proposed transaction.

Other factors that could cause NightHawk’s operating and financial results to differ are described in the company’s periodic reports filed with the SEC. Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law.

Filed by NightHawk Radiology Holdings, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: NightHawk Radiology Holdings, Inc.

Commission File No.: 000-51786

The following letter was sent to all NightHawk Radiology customers on September 27, 2010:

Dear NightHawk Client,

We have exciting news to share with you! Today, NightHawk announced an agreement to join forces with Virtual Radiology (vRad). We expect the acquisition to be finalized in several months. Upon completion the combined practice will be a private company, wholly owned by vRad.

This is a challenging time in healthcare and for imaging, in particular. We are all faced with increasing demands to deliver the highest quality care in the most efficient manner possible. By combining the expertise and resources of NightHawk and vRad, we are creating an organization with broader resources to provide you with enhanced quality and service.

vRad will bring additional depth in radiologists and subspecialists that will complement and broaden our suite of offerings supporting radiology practices and hospitals. Like NightHawk, vRad has a reputation for delivering high quality patient care and has implemented robust quality assurance processes that track and measure quality metrics with industry leading detail.

Once the transaction is completed, our affiliated medical practice will be comprised of 325 radiologists, 75% of whom will be fellowship-trained subspecialists, ultimately helping to provide the highest quality patient care to our clients and the patients they serve.

We understand that you will have many questions. While details remain to be finalized, we will do our best to share as much information as possible going forward. Most importantly, rest assured that our service commitment to you remains as it always has—focused on quality and reliability. In the meantime, we have attached our press release and a FAQ that provides further specifics.

We thank you for being a valued customer and look forward to continuing our partnership.

Sincerely,

David Engert, CEO

Additional Information and Where to Find It

In connection with proposed transaction, NightHawk will file with the Securities and Exchange Commission (SEC) a preliminary proxy statement and mail a definitive proxy statement and other relevant documents regarding the proposed transaction to NightHawk’s stockholders. NIGHTHAWK’S STOCKHOLDERS ARE URGED TO READ, WHEN AVAILABLE, NIGHTHAWK’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH NIGHTHAWK’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NIGHTHAWK AND THE PROPOSED TRANSACTION. NightHawk’s stockholders may obtain a free copy of these documents, as well as other filings containing information about NightHawk, at the SEC’s website www.sec.gov. NightHawk’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and any other relevant documents (when available) by directing a request to: 4900 N. Scottsdale Road, 6th Floor, Scottsdale, Arizona 85251, Attention: Investor Relations, or by telephone at (866) 400-4295 or through NightHawk’s website at www.nighthawkrad.net.

NightHawk and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NightHawk’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of NightHawk and their respective interests in NightHawk by security holdings or otherwise is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2010. Investors may obtain additional information regarding the interests of the participants by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available.

Forward Looking Statements

This letter contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including general economic conditions, competitive conditions in the radiology industry, and regulatory risks.

Such risks also include failure to satisfy the conditions of the proposed transaction, including failure to obtain the required approvals of NightHawk’s stockholders; the costs and expenses associated with the proposed transaction; contractual restrictions on the conduct of NightHawk’s business included in the merger agreement; the potential loss of key personnel, disruption of NightHawk’s business or any impact on NightHawk’s relationships with third parties as a result of the proposed transaction; any delay in consummating the proposed transaction or the failure to consummate the transaction; and the outcome of, or expenses associated with, any litigation which may arise in connection with the proposed transaction.

Other factors that could cause NightHawk’s operating and financial results to differ are described in the company’s periodic reports filed with the SEC. Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law.

Filed by NightHawk Radiology Holdings, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: NightHawk Radiology Holdings, Inc.

Commission File No.: 000-51786

The following communication was sent to all NightHawk Radiology customers on September 27, 2010:

NightHawk Clients—Frequently Asked Questions

•	Who is vRad?

•

Virtual Radiologic (vRad) is a national radiology practice and leader in the development of technology for radiology, working in partnership with local radiologists and hospitals to optimize radiology’s pivotal role in the delivery of patient care. vRad’s nearly 200 radiologists serve more than 1,200 facilities, reading three million studies annually. Delivering access to extensive subspecialty coverage, vRad contributes to improved quality of patient care. And with its next-generation technology, vRad enhances productivity, helping to lower the overall cost of care while expediting time to diagnosis and treatment. For more information visit www.vrad.com.

•

vRad is a private company wholly owned by Providence Equity Partners. Providence has an excellent track record of supporting the growth of information services companies in and outside of the healthcare industry.

•	What was announced?

•	Virtual Radiologic (vRad) and NightHawk are joining forces to form the premier teleradiology provider in the industry.

•

The combination of vRad and NightHawk will result in enhanced services to our combined clients, including expanded access to subspecialist expertise, improved efficiencies in the delivery of patient care, and, ultimately lower overall costs to patients and the system.

•	What is the rationale for this combination?

•

The merger of vRad and NightHawk will enable the combined organization to enhance the services we provide to you, our customers. The combination will provide greater access to subspecialists, improved efficiencies and, most importantly, the dedicated focus of our physicians and team members on providing the highest level of quality customer service and patient care to you and your patients.

•	Why now?

•

Local radiology practices and hospitals are under pressure to deliver the highest quality care in the most efficient manner possible. Service and quality expectations are ratcheting up at a rapid rate and the market is seeking new and innovative care delivery models to meet these increasing demands.

•

The combination of vRad and NightHawk will provide our customers with the best, most comprehensive suite of services and technology to enable you to best serve the needs of your customers and patients.

•	Why is this good for vRad’s and NightHawk’s clients?

•	This combination will unite two of the nation’s leading radiology practices, creating an organization that will provide extensive access to subspecialists.

•

As a result, the combined company will be uniquely positioned to provide its clients with the highest level of service and quality care possible, and to provide expedited time to diagnosis and treatment.

•	When will the transaction be finalized?

•	The transaction is expected to be completed in the first quarter of 2011, subject to customary closing conditions and regulatory and shareholder approval.

•	What kinds of changes are expected?

•	We do not expect any changes to how you access your services.

•	Rest assured that our service commitment to you remains as it always has—focused on quality and reliability.

•	Where do I go for more information?

•	vRad’s website (www.vrad.com) and Nighthawk’s website (www.nighthawkrad.net) will be updated with new information as often as possible.

•	Where will the headquarters be located?

•	Corporate headquarters will be vRad’s current location in Eden Prairie, MN.

•	What will the company name be?

•

This will be determined during the integration planning. Until this transaction is formally completed, both companies will continue to operate separately as they do today, using their current names and brands.

•	During the post-closing integration process, we will assess and determine the best go-forward approach leveraging the strengths of our respective brands.

•	Will I still have a dedicated contact?

•	Yes, we will have a dedicated customer service person assigned to you.

•	Will this impact the technology I currently use?

•	For now, there will be no changes in how your services are delivered.

•	Following closing, we expect to provide seamless integration to the combined organization, and most important, we do not expect changes or interruptions in how you access your services.

Additional Information and Where to Find It

In connection with proposed transaction, NightHawk will file with the Securities and Exchange Commission (SEC) a preliminary proxy statement and mail a definitive proxy statement and other relevant documents regarding the proposed transaction to NightHawk’s stockholders. NIGHTHAWK’S STOCKHOLDERS ARE URGED TO READ, WHEN AVAILABLE, NIGHTHAWK’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH NIGHTHAWK’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NIGHTHAWK AND THE PROPOSED TRANSACTION. NightHawk’s stockholders may obtain a free copy of these documents, as well as other filings containing information about NightHawk, at the SEC’s website www.sec.gov. NightHawk’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and any other relevant documents (when available) by directing a request to: 4900 N. Scottsdale Road, 6th Floor, Scottsdale, Arizona 85251, Attention: Investor Relations, or by telephone at (866) 400-4295 or through NightHawk’s website at www.nighthawkrad.net.

NightHawk and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NightHawk’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of NightHawk and their respective interests in NightHawk by security holdings or otherwise is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2010. Investors may obtain additional information regarding the interests of the participants by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available.

Forward Looking Statements

These FAQs contain statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including general economic conditions, competitive conditions in the radiology industry, and regulatory risks.

Such risks also include failure to satisfy the conditions of the proposed transaction, including failure to obtain the required approvals of NightHawk’s stockholders; the costs and expenses associated with the proposed transaction; contractual restrictions on the conduct of NightHawk’s business included in the merger agreement; the potential loss of key personnel, disruption of NightHawk’s business or any impact on NightHawk’s relationships with third parties as a result of the proposed transaction; any delay in consummating the proposed transaction or the failure to consummate the transaction; and the outcome of, or expenses associated with, any litigation which may arise in connection with the proposed transaction.

Other factors that could cause NightHawk’s operating and financial results to differ are described in the company’s periodic reports filed with the SEC. Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law.

Filed by NightHawk Radiology Holdings, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: NightHawk Radiology Holdings, Inc.

Commission File No.: 000-51786

The following communication was posted on the NightHawk Radiology website on September 27, 2010

NightHawk, vRad announce merger

NightHawk and vRad are joining forces, resulting in a leading provider of radiology services with 325 radiologists serving nearly 2,700 healthcare facilities across all 50 states. The combined organization will read approximately 6 million studies annually, and more than 75% of its radiologists will be fellowship trained subspecialists.

When closed, this transaction will expand access to subspecialists, enabling NightHawk to enhance its service to clients and accelerating its stated commitment to optimize radiology’s critical role in patient care.

For more information, please review our press release and FAQ.

Read press release http://www.nighthawkrad.net/2010/09/27/virtual-radiologic-and-nighthawk-radiology-announce-merger/

Read FAQ http://www.nighthawkrad.net/wp-content/uploads/2010/09/Web-site-FAQ-on-LH.pdf

Additional Information and Where to Find It

In connection with proposed transaction, NightHawk will file with the Securities and Exchange Commission (SEC) a preliminary proxy statement and mail a definitive proxy statement and other relevant documents regarding the proposed transaction to NightHawk’s stockholders. NIGHTHAWK’S STOCKHOLDERS ARE URGED TO READ, WHEN AVAILABLE, NIGHTHAWK’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH NIGHTHAWK’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NIGHTHAWK AND THE PROPOSED TRANSACTION. NightHawk’s stockholders may obtain a free copy of these documents, as well as other filings containing information about NightHawk, at the SEC’s website www.sec.gov. NightHawk’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and any other relevant documents (when available) by directing a request to: 4900 N. Scottsdale Road, 6th Floor, Scottsdale, Arizona 85251, Attention: Investor Relations, or by telephone at (866) 400-4295 or through NightHawk’s website at www.nighthawkrad.net.

NightHawk and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NightHawk’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of NightHawk and their respective interests in NightHawk by security holdings or otherwise is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2010. Investors may obtain additional information regarding the interests of the participants by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available.

Forward Looking Statements

This communication contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including general economic conditions, competitive conditions in the radiology industry, and regulatory risks.

Such risks also include failure to satisfy the conditions of the proposed transaction, including failure to obtain the required approvals of NightHawk’s stockholders; the costs and expenses associated with the proposed transaction; contractual restrictions on the conduct of NightHawk’s business included in the merger agreement; the potential loss of key personnel, disruption of NightHawk’s business or any impact on NightHawk’s relationships with third parties as a result of the proposed transaction; any delay in consummating the proposed transaction or the failure to consummate the transaction; and the outcome of, or expenses associated with, any litigation which may arise in connection with the proposed transaction.

Other factors that could cause NightHawk’s operating and financial results to differ are described in the company’s periodic reports filed with the SEC. Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law, except as required by law.

Filed by NightHawk Radiology Holdings, Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: NightHawk Radiology Holdings, Inc.

Commission File No.: 000-51786

The following communication was posted on the NightHawk Radiology website on September 27, 2010

NightHawk Web Site—Frequently Asked Questions

•	Who is vRad?

•

Virtual Radiologic (vRad) is a national radiology practice and leader in the development of technology for radiology, working in partnership with local radiologists and hospitals to optimize radiology’s pivotal role in the delivery of patient care. vRad’s nearly 200 radiologists serve more than 1,200 facilities, reading three million studies annually. Delivering access to extensive subspecialty coverage, vRad contributes to improved quality of patient care. And with its next-generation technology, vRad enhances productivity, helping to lower the overall cost of care while expediting time to diagnosis and treatment. For more information visit www.vrad.com.

•

vRad is a private company wholly owned by Providence Equity Partners. Providence has an excellent track record of supporting the growth of information services companies in and outside of the healthcare industry.

•	What was announced?

•	Virtual Radiologic (vRad) and NightHawk are joining forces to form the premier teleradiology provider in the industry.

•

The combination of vRad and NightHawk will result in enhanced services to our combined clients, including expanded access to subspecialist expertise, improved efficiencies in the delivery of patient care, and, ultimately lower overall costs to patients and the broader healthcare system.

•	What is the rationale for this combination?

•

The merger of vRad and NightHawk will enable the combined organization to enhance the services we provide to our customers. The combination will provide greater access to subspecialists, improved efficiencies and, most importantly, the dedicated focus of our physicians and team members on providing the highest level of quality customer service and patient care.

•	Why now?

•

Local radiology practices and hospitals are under pressure to deliver the highest quality care in the most efficient manner possible. Service and quality expectations are ratcheting up at a rapid rate and the market is seeking new and innovative care delivery models to meet these increasing demands.

•

The combination of vRad and NightHawk will provide our customers with the best, most comprehensive suite of services and technology to enable them to best serve the needs of their customers and patients.

•	Why is this good for NightHawk’s and vRad’s clients?

•	This combination will unite two of the nation’s leading radiology practices, creating an organization that will provide extensive access to subspecialists.

•

As a result, the combined company will be uniquely positioned to provide its clients with the highest level of service and quality care possible, and to provide expedited time to diagnosis and treatment.

•	When will the transaction be finalized?

•	The transaction is expected to be completed in the first quarter of 2011, subject to customary closing conditions and regulatory and shareholder approval.

•	What kinds of changes are expected?

•	We do not expect any changes to the way clients access services.

•	Rest assured that our service commitment remains as it always has—focused on quality and reliability.

•	Where do I go for more information?

•	vRad’s website (www.vrad.com) and Nighthawk’s website (www.nighthawkrad.net) will be updated with new information as often as possible.

•	Will this impact the technology I currently use?

•	For now, there will be no changes in how services are delivered.

•	Following closing, we expect to provide seamless integration to the combined organization, and most important, we do not expect changes or interruptions in access to services.

Additional Information and Where to Find It

In connection with proposed transaction, NightHawk will file with the Securities and Exchange Commission (SEC) a preliminary proxy statement and mail a definitive proxy statement and other relevant documents regarding the proposed transaction to NightHawk’s stockholders. NIGHTHAWK’S STOCKHOLDERS ARE URGED TO READ, WHEN AVAILABLE, NIGHTHAWK’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH NIGHTHAWK’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NIGHTHAWK AND THE PROPOSED TRANSACTION. NightHawk’s stockholders may obtain a free copy of these documents, as well as other filings containing information about NightHawk, at the SEC’s website www.sec.gov. NightHawk’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and any other relevant documents (when available) by directing a request to: 4900 N. Scottsdale Road, 6th Floor, Scottsdale, Arizona 85251, Attention: Investor Relations, or by telephone at (866) 400-4295 or through NightHawk’s website at www.nighthawkrad.net.

NightHawk and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NightHawk’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of NightHawk and their respective interests in NightHawk by security holdings or otherwise is set forth in its proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 19, 2010. Investors may obtain additional information regarding the interests of the participants by reading the proxy statement and other relevant documents regarding the proposed transaction when they become available.

Forward Looking Statements

This communication contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including general economic conditions, competitive conditions in the radiology industry, and regulatory risks.

Such risks also include failure to satisfy the conditions of the proposed transaction, including failure to obtain the required approvals of NightHawk’s stockholders; the costs and expenses associated with the proposed transaction; contractual restrictions on the conduct of NightHawk’s business included in the merger agreement; the potential loss of key personnel, disruption of NightHawk’s business or any impact on NightHawk’s relationships with third parties as a result of the proposed transaction; any delay in consummating the proposed transaction or the failure to consummate the transaction; and the outcome of, or expenses associated with, any litigation which may arise in connection with the proposed transaction.

Other factors that could cause NightHawk’s operating and financial results to differ are described in the company’s periodic reports filed with the SEC. Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law.